Other liabilities and tax payable	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other liabilities and Tax payable
Other liabilities consisted of the following:

	At December 31,
	2020			2019
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Payables for GDP and buy-back agreements	€1,181	€—	€1,181	€2,210	€—	€2,210
Accrued expenses and deferred income	569	535	1,104	769	674	1,443
Indirect tax payables	701	92	793	501	14	515
Payables to personnel	898	1	899	1,008	15	1,023
Social security payables	279	6	285	258	4	262
Construction contract liabilities (Note 14)	35	—	35	83	—	83
Service contract liability	603	1,400	2,003	621	1,530	2,151
Other	1,483	95	1,578	1,338	189	1,527
Total Other liabilities	€5,749	€2,129	€7,878	€6,788	€2,426	€9,214
Other liabilities (excluding Accrued expenses, Deferred income and Service contract liability) by due date were as follows:

	At December 31,
	2020					2019
	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total
	(€ million)
Other liabilities (excluding Accrued expenses, deferred income and service contract liability)	€4,577	€179	€15	€194	€4,771	€5,398	€201	€21	€222	€5,620
Payables for GDP and buy-back agreements relate to buy-back agreements entered into by the FCA Group and includes the price received for the product, recognized as an advance at the date of the sale and, subsequently, the repurchase price and the remaining lease installments yet to be recognized. The decrease in the Payables for GDP and buy-back agreements during the year ended December 31, 2020 as compared to the year ended December 31, 2019 relates primarily to the decrease in vehicle sales.
Accrued expenses and deferred income includes the remaining portion of government grants that will be recognized as income in the Consolidated Income Statement over the same periods as the related costs which they are intended to offset.
On March 15, 2017, the Brazilian Supreme Court ruled that state value added tax should be excluded from the basis for calculating a federal tax on revenue. At June 30, 2017, the FCA Group determined that the likelihood of economic outflow related to such indirect taxes was no longer probable and the total liability of €895 million that FCA had accrued but not paid for such taxes for the period from 2007 to 2014 was reversed. Due to the materiality of this item and its effect on FCA’s results, the amount was presented separately in the line Reversal of a Brazilian indirect tax liability in the Consolidated Income Statement for the year ended December 31, 2017, and was composed of €547 million, originally recognized as a reduction to Net revenues, and €348 million, originally recognized within Net financial expenses. The Brazilian Supreme Court issued summary written minutes of its ruling on September 29, 2017 and Trial Minutes on October 2, 2017. On October 19, 2017, the Brazilian government filed its appeal against the PIS/COFINS over ICMS decision. At December 31, 2017, due to the uncertainty of scope of the application of the Supreme Court ruling taking into account the government’s appeal and request for modulation, and due to Brazil’s current heightened political and economic uncertainty, management believed a risk of economic outflow was still greater than remote. On August 18, 2018, the litigation concerning PIS over ICMS had its final and definitive favorable decision. At September 30, 2018, the FCA Group determined that the likelihood of economic outflow related to such indirect taxes was no longer probable and the total liability of €54 million accrued and paid would be recovered.
In March 2019, a final and definitive favorable decision was made in respect of the COFINS over ICMS element of the litigation, relating to amounts previously paid but not recovered for the period between May 2004 to December 2014. During the year ended December 31, 2019, total credits and the related receivable of €164 million were recognized, which were excluded from Adjusted EBIT (refer to Note 28, Segment reporting). On December 17, 2019, the Brazilian courts indicated that it would render a decision on the Brazilian government’s appeal regarding the 2017 Supreme Court’s decision with respect to the calculation of the state value added tax in the basis for federal tax on revenue on April 1, 2020, which has been subsequently postponed to an undetermined date. We continue to believe our position is supported by both the facts and the receipt of final and definitive rulings from the courts. However, due to the uncertainty of the Supreme Court’s application of the government’s appeal and request for modulation, and due to Brazil’s current heightened political and economic uncertainty, we continue to believe that the risk of economic outflow is greater than remote.
Service contract liability
The service contract liability was mainly comprised of maintenance plans and extended warranties. Changes in the FCA Group's service contract liability for the year ended December 31, 2020, were as follows:

	At January 1, 2020	Advances received from customers	Amounts recognized within revenue	Transfers to Assets/(Liabilities) held for sale	Other Changes	At December 31, 2020
	(€ million)
Service contract liability	€2,151	€723	€(640)	€—	€(231)	€2,003
Of the total Service contract liability at December 31, 2020, the FCA Group expected to recognize approximately €545 million in 2021, €492 million in 2022, €382 million in 2023 and €584 million thereafter.
Tax liabilities
Tax liabilities by due date were as follows:

	At December 31,
	2020					2019
	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total
	(€ million)
Tax liabilities	€228	€246	€2	€248	€476	€122	€276	€2	€278	€400